First-Quarter 2023 Results Investor Supplemental Materials May 9, 2023

NASDAQ: LUNA Luna Innovations Incorporated© 2023 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities, market growth and its market position, sales wins. revenue growth, customer activity, engagement and prospects, recurring sales, margin, general product performance, the company's future financial performance, including guidance, and market recognition of key technologies and demand for its products, the company’s overall growth potential, its capitalization and access to, and deployment of, capital, its strategic position and corporate and leadership strength and culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, customer relationships, failure of demand for the company’s products and services to meet expectations, failure to penetrate target markets or of those markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, May 9, 2023, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 3 Speakers Scott Graeff President & Chief Executive Officer Brian Soller Chief Technology Officer & EVP, Corporate Development Gene Nestro Chief Financial Officer & SVP, Finance

First-Quarter FY23 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2023 5 First-Quarter 2023: Key Financial Results Revenues of $25.0M; up 11% year over year  $25.3M in constant currency; up 13% Gross margin of 60%, compared to 64% for the prior year Net loss of $1.8M, compared to net income of $9.6M for the prior year, which included the gain of $10.9M on sale of Luna Labs Adjusted EBITDA1 of $0.9M, compared to $1.7M for the prior year  Primarily due to M&A activity in Q1 2022 Adjusted EPS1 of $0.00, compared to $0.05 for the prior year 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 6 First-Quarter 2023 and Recent Highlights Realized strong, double-digit revenue growth for communications test and Terahertz product lines Announced a significant contract to provide temperature, depth and acoustic monitoring for an innovative power generation project that will deliver clean energy to a major metropolitan area in the Northeast U.S. Announced large, new contract with Dominion Energy to provide monitoring services for the largest offshore wind project in the United States Won a contract for industrial battery storage monitoring for a leading European manufacturer of electric vehicle batteries Experienced high levels of activity and customer engagement at industry trade shows OFC and Photonics West

NASDAQ: LUNA Luna Innovations Incorporated© 2023 7 $7.9 $12.1 $0.9 FY20 FY21 FY22 FY23 Adjusted EBITDA1,3 (millions) $59.1 $111.9 $25.3 $22.5FY20 FY21 FY22 FY23 Revenue1,2 (millions) $87.5 Q2 Guidance Strong Financial Results FY23 Guidance: $125M - $130M FY23 Guidance: $14M to $18M $7.6 1 Reminder: Luna Labs reclassified to Discontinued Operations and subsequent sale in late Q1 2022. 2 FY 2022 revenue and after is reported in constant currency. 3 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 8 Balance Sheet Balance sheet on March 31, 2023:  $152.1M in total assets • $3.6M in cash and cash equivalents • $57.3M in working capital Total debt of $25.2M outstanding All investments over the past five years – in both business and in M&A – have been funded using the balance sheet through cash and bank debt Luna will continue to deploy capital prudently to generate long-term sustainable growth  Increasing organic sales  Reinvesting in our business  Identifying strategic M&A opportunities

2023 Outlook

NASDAQ: LUNA Luna Innovations Incorporated© 2023 10 Q2 and Full-Year Guidance Reaffirm guidance:  Full-year total revenue of $125M to $130M  Full-year adjusted EBITDA1 of $14M to $18M Q2 guidance:  Revenue of $29M to $31M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 11 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary fiber-optic based measurement technology, offering unprecedented combination of performance and economics Customers in attractive markets: Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, increasing needs for global security, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2023 13 Reconciliation of Net (Loss)/Income to Adjusted EBITDA1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges primarily include facility consolidation, one-time insurance deductible, etc. (in thousands) 2023 2022 Reconciliation of EBITDA and Adjusted EBITDA GAAP net income/(loss) (1,842)$ 9,581$ Income from discontinued operations, net of tax - 10,924 GAAP net income/(loss) from continuing operations (1,842) (1,343) Interest expense, net 369 113 Income tax (benefit)/expense (567) (1,115) Depreciation and amortization 1,417 1,156 EBITDA (623) (1,189) Share-based compensation 1,054 1,066 Integration and transaction expense 89 1,844 Other non-recurring charges (2) 334 - Adjusted EBITDA 854$ 1,721$ Three Months Ended March 31, (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2023 14 Reconciliation of Net (Loss)/Income to Adjusted EPS1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges primarily include facility consolidation, insurance one-time deductible, etc. 2023 2022 Reconciliation of Net (loss)/Income to Adjusted EPS GAAP net income/(loss) (1,842)$ 9,581$ Income from discontinued operations, net of tax - 10,924 GAAP net income/(loss) from continuing operations (1,842) (1,343) Adjustments: Share-based compensation 1,054 1,066 Integration and transaction expense 89 1,844 Amortization of intangible assets 992 821 Other non-recurring charges (2) 334 - Total adjustments: 2,469 3,731 Income tax effect on adjustments (617) (933) Adjusted income from continuing operations 10$ 1,455$ Adjusted EPS 0.00$ 0.05$ Adjusted weighted average shares (in thousands): Diluted 33,332 32,243 (in thousands, except per share data) Three Months Ended March 31, (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2023 15 Reconciliation of Revenues to Constant Currency Revenues 2023 Reconciliation of Revenues to Constant Currency Revenues GAAP Revenue 25,045$ Effect of Foreign Exchange 256 Constant Currency Revenues 25,301$ Three Months March 31, (Unaudited) (in thousands)

NASDAQ: LUNA Luna Innovations Incorporated© 2023 16 Historical Quarterly Results1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Revenues 22,481$ 26,162$ 29,153$ 31,702$ 25,045$ Cost of revenues 8,202 10,199 12,234 12,367 10,072 Gross profit 14,279 15,963 16,919 19,335 14,973 Gross margin 64% 61% 58% 61% 60% Operating expense: Selling, general and administrative 11,437 14,612 12,065 13,292 13,207 Research, development and engineering 2,543 2,665 2,204 2,853 2,817 Amortization of intangibles 821 992 988 1,238 992 Integration and deal related expense 1,844 156 184 488 89 Total operating expense 16,645 18,425 15,441 17,871 17,105 Operating income/(loss) (2,366)$ (2,462)$ 1,478$ 1,464$ (2,132)$ (in thousands) Three Months Ended